Semi-Annual Report

June 30, 2002




                        [GRAPHIC] STRATTON MUTUAL FUNDS




STRATTON
MUTUAL FUNDS

Stability . Strategy . Success

                                    [GRAPHIC]


DEAR FELLOW SHAREHOLDER:

MARKET PSYCHOLOGY

   The second quarter witnessed a severe deterioration in market psychology which can be attributed to three factors: the post bubble exposure of weak companies, the increase in government warnings about potential terror incidents within the United States producing a sense that we are not winning the war against terrorism, and the severe intensification of the bloodshed in Israel with no short or long term solution in sight.

   Probably the most troubling issue to the securities markets was the continued erosion of trust in the sources of financial information regarding companies. This was a quarter in which additional accounting scandals surfaced including the enormous $3.8 billion fraud at WorldCom. In addition, it became apparent that some companies have too much debt, which they cannot manage, and many will have to choose the route of bankruptcy to deal with that debt. Finally, it was a quarter in which security analysts took a severe hit from investigations into their motivations and ethics in general. The bottom line from all three factors was a significant loss of trust in the information coming from corporate America and Wall Street.

   In mid-May, the Federal Government disclosed it possessed indications of terrorist activity prior to 9/11 and should have done a better job analyzing those clues. Since then, the FBI has been issuing warnings almost weekly about the potential for future terrorist incidents. We have gone from underwarning the country to overwarning the country and this has had an impact on the public psyche. In January, a poll showed that 66% of the population felt that the U.S. and her allies were winning the war against terrorism; the most recent poll shows only 33%. This has implications for overall confidence, which gets reflected in the stock market valuations. The intensification of the homicide bombings in Israel and the inability of the major powers on either side to end these have cast a pall on international politics and obviously the economic outlook. There does not seem to be any solution in a region where levels of hate and fear are equally overwhelming.

THE ECONOMY

   In the fourth quarter of 2001, the economy reached a bottom and the first quarter of this year it showed significant GDP gains, beating the most optimistic expectations of the economists. The strongest sector has been home building and the economy has been stimulated also by defense spending and an increase in all levels of Federal civilian spending. The Federal budget deficit of over $100 billion has added fuel to the economy. The weakest area has been capital spending by business. We forecast growth in GDP of 3% in the second half of 2002. Profitability of corporations has improved from the fourth quarter of last year and should continue to recover as the broad economy continues to pick up steam. There has been a disconnect between stock market behavior and the economic recovery. It is clear in our mind that the market is not worried about the economic recovery it is worried about the psychology issues.

THE STOCK MARKET OUTLOOK

We continue to focus on companies that offer "value" as measured by low price-to-cash flow multiples and good prospects for earnings growth. Market volatility has intensified and this argues for a portfolio well diversified by industry and company. It also means that portfolio turnover will be rising to capture the extremes in market valuations. You can find more information about our Funds on our web site, www.strattonmgt.com.

                                          Sincerely yours,

                                      /s/ James W. Stratton
                                          James W. Stratton
                                            Chairman
August 2, 2002

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss
 when you redeem shares. The Funds are compared to several unmanaged indices.
                             Unlike a mutual fund,
  the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------



Stratton Growth Fund--Jim Stratton

During the quarter, the portfolio activity of the Fund increased. We added two new names to the Health Care sector; Becton, Dickinson and Co., a leading supplier to hospitals, and HCA Inc., the largest for-profit hospital chain. We continue to avoid investment in pharmaceuticals, as we believe they have long term problems produced by generic competition and government pressure on pricing.

The other three stocks that were added to the portfolio have a common theme of participating in the economic cycle recovery and all are directly related to the consumer. They are Maytag Corp., an appliance producer, Omnicom Group Inc., the leading global advertising company and Sears, Roebuck and Co., a major retailer, which is in the process of acquiring Lands' End.

As a result of these changes, Health Care emerged as our largest sector with 15.8% of our assets spread among a diversified list of six companies. Our second largest sector is Insurance with 14.4%, followed by Banking with 14.3% and Distribution with 12.9%.

We often state that the companies in Stratton Growth Fund's portfolio exhibit the characteristics of value stock selection. This is evident in the median price-to-earnings multiple of our portfolio holdings, which is 44% less than the multiple of the S&P 500, and in our relative dividend yield, which is 11% greater than that of the S&P 500. Despite that, the future estimated growth of earnings in our portfolio companies is more than twice that of the S&P 500. We believe that when you acquire growing companies at significant discounts to the overall market, you set the portfolio up for superior returns.


                                    [CHART]
The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

Average Annual Total Return
for the period ended 6/30/02
 1 year......... -  1.81%
 5 year......... +  8.80
10 year......... + 13.03
15 year......... + 11.25
20 year......... + 13.66
25 year......... + 12.57

6/30/02 $274,348
Total Value of Investment

$157,777
Value of Shares
Acquired Through
Reinvestment
of Capital Gains
Distributions

$66,808
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$49,763
Total Value of
Original Shares

        Series 1   Series 2   Series 3
        --------   --------   --------
73-74   $     0    $     43   $  7,630
75-76         0         458     11,280
77-78         0       1,217     14,155
79-80         0       2,147     14,597
81-82         0       3,703     17,299
83-84         0       6,347     24,755
85-86     3,857      10,805     38,310
87-88    10,945      11,062     30,774
89-90    22,901      14,859     31,059
91-92    27,527      21,871     32,464
93-94    35,156      26,652     32,622
95-96 *  66,844      44,981     42,654
97-98    53,823      63,997    116,451
99-00    51,517      67,046    140,799
01       51,832      69,587    164,338
6/30/02  49,763      66,808    157,777

Cost of Initial
Investment on
9/30/72 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund


                                       June 30, 2002 March 31, 2002
             ------------------------------------------------------
             Total Net Assets           $47,728,143   $52,090,013
             ------------------------------------------------------
             Net Asset Value Per Share       $31.50        $35.00
             ------------------------------------------------------
             Shares Outstanding           1,514,939     1,488,288
             ------------------------------------------------------
             Number of Shareholders           1,096         1,037
             ------------------------------------------------------
             Average Size Account           $43,548       $50,231
             ------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
-----------------------------------------------------------------
      Becton, Dickinson and Co. (1.4%)        Marathon Oil Corp.
      HCA Inc. (1.5%)                         Vector Group Ltd.
      Maytag Corp. (1.3%)
      Omnicom Group Inc. (1.0%)
      Sears, Roebuck and Co. (0.6%)

Ten Largest Holdings June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
         --------------------------------------------------------------
         IKON Office Solutions, Inc.        $ 4,136,000        8.7%
         --------------------------------------------------------------
         Commerce Bancorp, Inc. (NJ)          3,279,640        6.9
         --------------------------------------------------------------
         American International Group, Inc.   2,046,900        4.3
         --------------------------------------------------------------
         The Pep Boys - Manny, Moe & Jack     2,022,000        4.2
         --------------------------------------------------------------
         Tenet Healthcare Corp.               1,931,850        4.1
         --------------------------------------------------------------
         Baxter International, Inc.           1,778,000        3.7
         --------------------------------------------------------------
         Penn Virginia Corp.                  1,754,100        3.7
         --------------------------------------------------------------
         Kimberly-Clark Corp.                 1,736,000        3.6
         --------------------------------------------------------------
         Valero Energy Corp.                  1,733,407        3.6
         --------------------------------------------------------------
         C&D Technologies, Inc.               1,621,800        3.4
         --------------------------------------------------------------
                                            $22,039,697       46.2%
         --------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------



Stratton Monthly Dividend REIT Shares--Jim Stratton and Jim Beers

For the six-month period ending June 30, 2002, Stratton Monthly Dividend REIT Shares produced a total return of +14.7%. This number slightly outpaced the returns of the Morgan Stanley REIT Index and the NAREIT Equity Index which returned +13.5% and +13.7%, respectively.

The REIT sector, like many other sectors, has been on a roller coaster ride in 2002. REIT performance was exceedingly strong in April, followed by a pullback in prices in May, then followed by a late June rally. As of this writing, the REITs and the broad market have suffered declines in value through most of July as investor concerns over corporate disclosure, economic uncertainty, and continued terrorist threats worldwide have dragged REITs lower in sympathy.

During the quarter, we continued to focus on companies that are able to effectively manage and operate their businesses in this difficult economic climate, with a strong emphasis on a company's dividend paying-ability. We eliminated our position in Post Properties, an Apartment REIT that specializes in upscale garden style apartments primarily in southeastern United States. Though the stock offers a high dividend yield, our research indicates that the company may have trouble meeting its stated dividend payment by year-end 2002. Though the company indicated that it would not cut the dividend, we felt uneasy holding the position any longer. We feel the company has a high quality portfolio, but our focus is on current income and, as such, we need to be very wary of companies with rising dividend payout ratios.

Additionally, we continued to manage the portfolio with a strong commitment to diversification across several property types. An examination of the schedule of investments will reveal that our largest sector weightings are Office/Industrial (22.4%), Retail (21.6%) -- represented by Shopping Centers and Regional Malls -- Apartments (15.2%), and Lodging (13.5%).

                                    [CHART]
The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

Average Annual Total Return
for the period ended 6/30/02
 1 year.......... + 14.71%
 5 year.......... +  9.43
10 year.......... +  8.51
15 year.......... +  8.52
20 year.......... + 11.47

6/30/02 $98,273
Total Value of Investment

$1,232
Value of Shares
Acquired Through
Reinvestment of
Capital Gains
Distributions

$81,477
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$15,564
Total Value of
Original Shares

           Series 1   Series 2   Series 3
           --------   --------   --------
81-82      $ 9,354     $ 1,641    $    0
83-84       10,667       4,379         0
85-86       14,604      10,328         0
87-88       13,181      13,041     1,043
89-90       12,861      17,513     1,018
91-92       14,609      26,570     1,156
93-94       15,060      33,590     1,192
95-96 *     14,399      43,821     1,139
97-98       13,008      47,819     1,029
99-00       12,299      56,372       973
01          14,037      70,499     1,110
6/30/02     15,564      81,477     1,232

Cost of Initial
Investment on
5/31/80 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption or fund shares.

*Prior to 12/31/96 SMDS has a fiscal year-end or 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares



                                       June 30, 2002 March 31, 2002
             ------------------------------------------------------
             Total Net Assets          $130,904,049   $112,334,119
             ------------------------------------------------------
             Net Asset Value Per Share       $29.65         $29.01
             ------------------------------------------------------
             Shares Outstanding           4,415,534      3,872,276
             ------------------------------------------------------
             Number of Shareholders           3,530          3,245
             ------------------------------------------------------
             Average Size Account           $37,083        $34,618
             ------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
-------------------------------------------------------------------
     Commercial Net Lease Realty (2.3%)       Archstone-Smith Trust
     Health Care REIT, Inc. (3.1%)            Arden Realty, Inc.
     Mack-Cali Realty Corp. (3.0%)            Jameson Inns, Inc.
     The Mills Corp. (2.4%)                   The Macerich Co.
                                              Post Properties, Inc.

Ten Largest Holdings June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                         Market Value Percent of TNA
           ---------------------------------------------------------
           New Plan Excel Realty Trust   $ 4,061,850        3.1%
           ---------------------------------------------------------
           Health Care REIT, Inc.          4,043,250        3.1
           ---------------------------------------------------------
           Simon Property Group, Inc.      3,960,300        3.0
           ---------------------------------------------------------
           Liberty Property Trust          3,923,500        3.0
           ---------------------------------------------------------
           Summit Properties, Inc.         3,904,120        3.0
           ---------------------------------------------------------
           Colonial Properties Trust       3,895,000        3.0
           ---------------------------------------------------------
           Mack-Cali Realty Corp.          3,866,500        3.0
           ---------------------------------------------------------
           Healthcare Realty Trust, Inc.   3,840,000        2.9
           ---------------------------------------------------------
           Hospitality Properties Trust    3,832,500        2.9
           ---------------------------------------------------------
           Brandywine Realty Trust         3,820,250        2.9
           ---------------------------------------------------------
                                         $39,147,270       29.9%
           ---------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------



Stratton Small-Cap Value Fund--Jim Stratton and Jerry Van Horn

For the six-month period ended June 30, 2002, Stratton Small-Cap Value Fund posted a +4.4% return compared to the Russell 2000 Index return of - 4.7% and the Russell 2000 Value Index return of +7.3%.

Although the combination of continued economic weakness and corporate scandals served to dampen the returns of all equity sectors, small-cap stocks continued their out-performance of large-cap stocks (- 4.7% vs. - 12.8%), thus extending the small-cap sector's streak of out-performance to over 3 1/2 years. As signs of a recovery from the economic recession of 2001 continue to emerge, the prospects of further small-cap out-performance appear strong given that small-cap stocks typically perform well as the economy emerges from recession.

As of June 30, the Fund's largest sector exposure was in the Homebuilding area. This is a result of both timely purchases and strong price appreciation, as the Fund's five Homebuilding holdings posted an average return of over +20% in the second quarter and over +35% for the first six months of the year. Going forward, the Homebuilding sector should continue to benefit from historically low mortgage rates, positive demographic trends and increasing consolidation on the part of the larger public builders.


                                    [CHART]

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

Average Annual Total Return
for the period ended 6/30/02
1 year......... + 8.01%
3 year......... +10.21
5 year......... + 8.64
Since Inception
(4/12/93)...... +11.68

6/30/02  $27,721
Total Value of Investment

$3,756
Value of Shares
Acquired Through
Reinvestment
of Capital Gains
Distributions

$2,829
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$21,136
Total Value of
Original Shares

            Series 1   Series 2   Series 3
            --------   --------   --------
4/93        $10,000     $   0      $    0
3/31/94      10,376       158           0
3/31/95      10,352       402           0
3/31/96      12,780       789           0
3/31/96 -
12/31/96 *   13,432     1,067         813
12/31/97     17,976     1,633       2,190
12/31/98     16,088     1,626       1,995
12/31/99     15,552     1,840       1,928
12/31/00     18,656     2,497       2,787
12/31/01     20,240     2,709       3,597
6/30/02      21,136     2,829       3,756

Cost of Initial
Investment on
4/12/93 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deductions of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                       June 30, 2002 March 31, 2002
             ------------------------------------------------------
             Total Net Assets           $51,077,098   $51,140,082
             ------------------------------------------------------
             Net Asset Value Per Share       $26.42        $27.08
             ------------------------------------------------------
             Shares Outstanding           1,933,079     1,888,360
             ------------------------------------------------------
             Number of Shareholders             999           978
             ------------------------------------------------------
             Average Size Account           $51,128       $52,290
             ------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets)       Eliminated Holdings
-----------------------------------------------------------------------
Acclaim Entertainment, Inc. (1.1%)                  InFocus Corp.
American Axle & Manufacturing Holdings, Inc. (1.5%) Quixote Corp.
Dura Automotive Systems, Inc. (1.1%)                USEC Inc.
Hollywood Entertainment Corp. (1.6%)
Take-Two Interactive Software, Inc. (1.4%)

Ten Largest Holdings June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
        ---------------------------------------------------------------
        Hovnanian Enterprises, Inc. Class A $ 2,870,400        5.6%
        ---------------------------------------------------------------
        IKON Office Solutions, Inc.           2,820,000        5.5
        ---------------------------------------------------------------
        Penn Virginia Corp.                   1,949,000        3.8
        ---------------------------------------------------------------
        Moog Inc. Class A                     1,608,000        3.2
        ---------------------------------------------------------------
        D.R. Horton, Inc.                     1,561,800        3.1
        ---------------------------------------------------------------
        The Pep Boys - Manny, Moe & Jack      1,348,000        2.6
        ---------------------------------------------------------------
        Florida Rock Industries, Inc.         1,342,875        2.6
        ---------------------------------------------------------------
        Sunrise Assisted Living, Inc.         1,340,000        2.6
        ---------------------------------------------------------------
        Eaton Vance Corp.                     1,248,000        2.5
        ---------------------------------------------------------------
        Pogo Producing Co.                    1,239,560        2.4
        ---------------------------------------------------------------
                                            $17,327,635       33.9%
        ---------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------


What is the Fund's investment objective?

The primary objective of SGF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies that consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

    . Average gross portfolio yield will normally exceed the current yield of the S&P 500 by more than 30%.

    .  Approximately 33 companies are held.

    . By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------


What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts ("REITs").

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

    .  The portfolio is comprised of high dividend-paying securities.

    .  Approximately 35 companies are held.

    . SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------



What is the Fund's investment objective?

The primary objective of SSCV is to achieve both dividend income and capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of any stock in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

    . Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. Stocks held by the Fund currently trade at approximately one-half the P/E of the Russell 2000 Index.

    .  Approximately 45 companies are held.

    . By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2002(unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund


                                                Market
                                    Number of   Value
                                     Shares    (Note 1)
                                    --------- -----------
COMMON STOCKS - 91.6%
Banking/Financial - 14.3%
AmSouth Bancorporation.............   50,000  $ 1,119,000
Comerica, Inc......................   22,500    1,381,500
Commerce Bancorp, Inc. (NJ)........   74,200    3,279,640
PNC Financial Services Group.......   20,000    1,045,600
                                              -----------
                                                6,825,740
                                              -----------
Building & Construction Products - 2.8%
Masco Corp.........................   25,000      677,750
Maytag Corp........................   15,000      639,750
                                              -----------
                                                1,317,500
                                              -----------
Business Services - 6.0%
Omnicom Group Inc..................   10,000      458,000
Pitney Bowes, Inc..................   40,000    1,588,800
Tidewater, Inc.....................   25,000      823,000
                                              -----------
                                                2,869,800
                                              -----------
Consumer Services - 4.1%
American Express Co................   21,000      762,720
Countrywide Credit Industries, Inc.   25,000    1,206,250
                                              -----------
                                                1,968,970
                                              -----------
Consumer Staples - 6.3%
Anheuser-Busch Companies, Inc......   25,000    1,250,000
Kimberly-Clark Corp................   28,000    1,736,000
                                              -----------
                                                2,986,000
                                              -----------
Distribution - 12.9%
IKON Office Solutions, Inc.........  440,000    4,136,000
The Pep Boys - Manny, Moe & Jack...  120,000    2,022,000
                                              -----------
                                                6,158,000
                                              -----------
Energy - 9.3%
Penn Virginia Corp.................   45,000    1,754,100
Tesoro Petroleum Corp. +...........  125,000      968,750
Valero Energy Corp.................   46,323    1,733,407
                                              -----------
                                                4,456,257
                                              -----------
Health Care - 15.8%
Baxter International, Inc..........   40,000    1,778,000
Becton, Dickinson and Co...........   20,000      689,000
HCA Inc............................   15,000      712,500
PacifiCare Health Systems, Inc. +..   40,000    1,088,000

                                                Market
                                   Number of    Value
                                    Shares     (Note 1)
                                   ---------- -----------
Health Care - Continued
Tenet Healthcare Corp.+...........     27,000 $ 1,931,850
Wyeth.............................     26,000   1,331,200
                                              -----------
                                                7,530,550
                                              -----------
Insurance/Services - 14.4%
The Allstate Corp.................     30,000   1,109,400
American International Group, Inc.     30,000   2,046,900
Aon Corp..........................     33,750     994,950
Jefferson-Pilot Corp..............     18,750     885,375
Lincoln National Corp.............     20,000     840,000
MGIC Investment Corp..............     15,000   1,017,000
                                              -----------
                                                6,893,625
                                              -----------
Retail - 0.6%
Sears, Roebuck and Co.............      5,000     271,500
                                              -----------
Technology - 3.4%
C&D Technologies, Inc.............     90,000   1,621,800
                                              -----------
Utilities-Gas - 1.7%
El Paso Corp......................     40,000     824,400
                                              -----------
Total Common Stocks
 (Cost $26,014,699)...............             43,724,142
                                              -----------

                                   Principal
                                    Amount
                                   ----------
SHORT-TERM NOTES - 3.4%
American Express Credit Corp.
 1.53%, due 07/03/02.............. $1,640,000   1,639,721
                                              -----------
Total Short-Term Notes
 (Cost $1,639,721)................              1,639,721
                                              -----------
Total Investments - 95.0%
 (Cost $27,654,420*)..............             45,363,863
Cash and Other Assets
 Less Liabilities - 5.0%..........              2,364,280
                                              -----------
NET ASSETS - 100.00%..............            $47,728,143
                                              ===========

--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $27,654,420 and net unrealized appreciation is as follows:

                  Gross unrealized appreciation. $18,736,547
                  Gross unrealized depreciation.  (1,027,104)
                                                 -----------
                    Net unrealized appreciation. $17,709,443
                                                 ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares



                                                   Market
                                      Number of    Value
                                       Shares     (Note 1)
                                      --------- ------------
COMMON STOCKS - 94.6%
Apartments - 15.2%
Cornerstone Realty Income Trust, Inc.  290,000  $  3,277,000
Gables Residential Trust.............  115,000     3,671,950
Home Properties of New York, Inc.....   60,000     2,276,400
Pennsylvania Real Estate Investment
 Trust...............................  135,000     3,659,850
Summit Properties, Inc...............  167,200     3,904,120
United Dominion Realty Trust, Inc....  200,000     3,150,000
                                                ------------
                                                  19,939,320
                                                ------------
Diversified - 8.2%
Colonial Properties Trust............  100,000     3,895,000
Crescent Real Estate Equities Co.....  175,000     3,272,500
Keystone Property Trust..............  225,000     3,570,750
                                                ------------
                                                  10,738,250
                                                ------------
Health Care - 11.4%
Health Care Property Investors, Inc..   80,400     3,449,160
Health Care REIT, Inc................  135,000     4,043,250
Healthcare Realty Trust, Inc.........  120,000     3,840,000
Nationwide Health Properties, Inc....  195,000     3,656,250
                                                ------------
                                                  14,988,660
                                                ------------
Lodging - 13.5%
FelCor Lodging Trust, Inc............  200,000     3,670,000
Hospitality Properties Trust.........  105,000     3,832,500
Innkeepers USA Trust.................  335,000     3,209,300
RFS Hotel Investors, Inc.............  260,000     3,520,400
Winston Hotels, Inc..................  350,000     3,416,000
                                                ------------
                                                  17,648,200
                                                ------------
Net Lease - 2.3%
Commercial Net Lease Realty..........  190,000     3,040,000
                                                ------------
Office/Industrial - 22.4%
Brandywine Realty Trust..............  147,500     3,820,250
EastGroup Properties, Inc............  130,000     3,328,000
First Industrial Realty Trust, Inc...  109,000     3,580,650
Glenborough Realty Trust Inc.........  160,000     3,792,000
Highwoods Properties, Inc............  140,000     3,640,000
HRPT Properties Trust................  380,000     3,363,000
Liberty Property Trust...............  112,100     3,923,500
Mack-Cali Realty Corp................  110,000     3,866,500
                                                ------------
                                                  29,313,900
                                                ------------

                                                 Market
                                    Number of    Value
                                     Shares     (Note 1)
                                    --------- ------------
Regional Malls - 10.6%
Glimcher Realty Trust..............  185,000  $  3,422,500
The Mills Corp.....................  100,000     3,100,000
Simon Property Group, Inc..........  107,500     3,960,300
Taubman Centers, Inc...............  220,000     3,355,000
                                              ------------
                                                13,837,800
                                              ------------
Shopping Centers - 11.0%
Developers Diversified Realty Corp.  150,000     3,375,000
IRT Property Co....................  251,000     3,197,740
Mid-Atlantic Realty Trust..........  212,500     3,740,000
New Plan Excel Realty Trust........  195,000     4,061,850
                                              ------------
                                                14,374,590
                                              ------------
Total Common Stocks
 (Cost $114,134,402)...............            123,880,720
                                              ------------
Total Investments - 94.6%
 (Cost $114,134,402*)..............            123,880,720
Cash and Other Assets
 Less Liabilities - 5.4%...........              7,023,329
                                              ------------
NET ASSETS - 100.00%...............           $130,904,049
                                              ============

--------
*Aggregate cost for federal income tax purposes is $114,134,402 and net unrealized appreciation is as follows:

                  Gross unrealized appreciation. $12,735,895
                  Gross unrealized depreciation.  (2,989,577)
                                                 -----------
                    Net unrealized appreciation. $ 9,746,318
                                                 ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                                            Market
                                                Number of   Value
                                                 Shares    (Note 1)
                                                --------- -----------
          COMMON STOCKS - 91.2%
          Aerospace - 4.4%
          Moog Inc. Class A+...................   37,500  $ 1,608,000
          Triumph Group, Inc.+.................   15,000      669,000
                                                          -----------
                                                            2,277,000
                                                          -----------
          Business Services - 3.2%
          ALLETE, Inc..........................   30,000      813,000
          Tidewater, Inc.......................   25,000      823,000
                                                          -----------
                                                            1,636,000
                                                          -----------
          Consumer Discretionary - 10.0%
          Acclaim Entertainment, Inc.+.........  165,000      582,450
          American Axle & Manufacturing
           Holdings, Inc.+.....................   25,000      743,500
          Dura Automotive Systems, Inc.+.......   26,000      539,500
          Harman International Industries, Inc.   15,000      738,750
          Hollywood Entertainment Corp.+.......   40,000      827,200
          Polaris Industries, Inc..............   15,000      975,000
          Take-Two Interactive Software, Inc.+.   35,000      720,650
                                                          -----------
                                                            5,127,050
                                                          -----------
          Consumer Staples - 2.2%
          Dean Foods Co.+......................   30,000    1,119,000
                                                          -----------
          Distribution - 8.1%
          IKON Office Solutions, Inc...........  300,000    2,820,000
          The Pep Boys - Manny, Moe & Jack.....   80,000    1,348,000
                                                          -----------
                                                            4,168,000
                                                          -----------
          Energy - 11.6%
          Cabot Oil & Gas Corp. Class A........   50,000    1,142,500
          The Houston Exploration Co.+.........   36,000    1,044,000
          Penn Virginia Corp...................   50,000    1,949,000
          Pogo Producing Co....................   38,000    1,239,560
          Tesoro Petroleum Corp.+..............   70,000      542,500
                                                          -----------
                                                            5,917,560
                                                          -----------
          Financial Services - 11.9%
          Commerce Bancorp, Inc. (NJ)..........   27,408    1,211,434
          Donegal Group Inc. Class A...........   55,466      572,409
          Donegal Group Inc. Class B...........   29,633      304,034
          Eaton Vance Corp.....................   40,000    1,248,000
          First Essex Bancorp, Inc.............   25,000      855,000

                                                            Market
                                                Number of   Value
                                                 Shares    (Note 1)
                                                --------- -----------
           Financial Services - Continued
           Harleysville Group Inc..............  40,000   $ 1,108,800
           Webster Financial Corp..............  20,000       764,800
                                                          -----------
                                                            6,064,477
                                                          -----------
           Health Care - 11.1%
           CONMED Corp.+.......................  30,000       669,900
           Henry Schein, Inc.+.................  15,000       667,500
           NDCHealth Corp......................  35,000       976,500
           PacifiCare Health Systems, Inc.+....  30,000       816,000
           Respironics, Inc.+..................  35,000     1,191,750
           Sunrise Assisted Living, Inc.+......  50,000     1,340,000
                                                          -----------
                                                            5,661,650
                                                          -----------
           Homebuilding - 13.7%
           Beazer Homes USA, Inc.+.............   7,000       560,000
           D.R. Horton, Inc....................  60,000     1,561,800
           Hovnanian Enterprises, Inc. Class A+  80,000     2,870,400
           M.D.C. Holdings, Inc................  23,760     1,235,520
           M/I Schottenstein Homes, Inc........  20,000       753,600
                                                          -----------
                                                            6,981,320
                                                          -----------
           Materials and Processing - 2.6%
           Florida Rock Industries, Inc........  37,500     1,342,875
                                                          -----------
           Technology - 9.7%
           Anixter International Inc.+.........  45,000     1,057,500
           Bel Fuse, Inc. Class B..............  40,000     1,082,000
           Belden, Inc.........................  44,000       916,960
           Park Electrochemical Corp...........  34,500       914,250
           Technitrol, Inc.....................  42,000       978,600
                                                          -----------
                                                            4,949,310
                                                          -----------
           Transportation - 1.1%
           Maritrans Inc.......................  40,000       538,000
                                                          -----------
           Utilities - 1.6%
           Energen Corp........................  30,000       825,000
                                                          -----------
           Total Common Stocks
            (Cost $30,393,826).................            46,607,242
                                                          -----------

                See accompanying notes to financial statements

--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                                         Market
                                            Principal    Value
                                             Amount     (Note 1)
                                            ---------- -----------
              SHORT-TERM NOTES - 4.8%
              American Express Credit Corp.
               1.50%, due 07/01/02......... $2,450,000 $ 2,449,796
                                                       -----------
              Total Short-Term Notes
               (Cost $2,449,796)...........              2,449,796
                                                       -----------
              Total Investments - 96.0%
               (Cost $32,843,622*).........             49,057,038
              Cash and Other Assets
               Less Liabilities - 4.0%.....              2,020,060
                                                       -----------
              NET ASSETS - 100.00%.........            $51,077,098
                                                       ===========

--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $32,843,622 and net unrealized appreciation is as follows:

                  Gross unrealized appreciation. $17,059,031
                  Gross unrealized depreciation.    (845,615)
                                                 -----------
                    Net unrealized appreciation. $16,213,416
                                                 ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (unaudited)





                                                                 SGF         SMDS          SSCV
                                                             ----------- ------------  -----------
ASSETS:
   Investments in securities at value (cost $27,654,420,
     $114,134,402 and $32,843,622, respectively) (Note 1)... $45,363,863 $123,880,720  $49,057,038
   Cash.....................................................   1,977,246    7,293,960    1,838,211
   Dividends and interest receivable........................      47,182      657,453       12,747
   Receivable for shares sold...............................      13,000    1,346,181           --
   Receivable for securities sold...........................     387,238           --      233,993
                                                             ----------- ------------  -----------
       Total Assets.........................................  47,788,529  133,178,314   51,141,989
                                                             ----------- ------------  -----------
LIABILITIES:
   Accrued expenses and other liabilities...................      39,778       80,282       59,891
   Payable for shares redeemed..............................      20,608       75,668        5,000
   Payable for investment securities purchased..............          --    2,118,315           --
                                                             ----------- ------------  -----------
       Total Liabilities....................................      60,386    2,274,265       64,891
                                                             ----------- ------------  -----------
NET ASSETS:
   Applicable to 1,514,939, 4,415,534 and 1,933,079 shares
     outstanding, respectively/1/........................... $47,728,143 $130,904,049  $51,077,098
                                                             =========== ============  ===========
   Net asset value, offering and redemption price per share. $     31.50 $      29.65  $     26.42
                                                             =========== ============  ===========
SOURCE OF NET ASSETS:
   Paid-in capital.......................................... $27,783,359 $131,858,100  $33,763,450
   Undistributed net investment income (loss)...............      93,047       50,666     (147,531)
   Accumulated net realized gain (loss) on investments......   2,142,294  (10,751,035)   1,247,763
   Net unrealized appreciation of investments...............  17,709,443    9,746,318   16,213,416
                                                             ----------- ------------  -----------
       Net Assets........................................... $47,728,143 $130,904,049  $51,077,098
                                                             =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2002 (unaudited)



                                                                                SGF          SMDS        SSCV
                                                                            -----------  -----------  ----------
INCOME:
   Dividends............................................................... $   364,793  $ 4,165,312  $  208,586
   Interest................................................................      25,431       28,226      25,758
                                                                            -----------  -----------  ----------
       Total Income........................................................     390,224    4,193,538     234,344
                                                                            -----------  -----------  ----------
EXPENSES:
   Accounting/Pricing services fees........................................      16,875       27,099      15,937
   Administration services fees............................................      16,895       27,143      15,957
   Advisory fees (Note 2)..................................................     186,197      331,756     276,305
   Custodian fees..........................................................       4,389       10,702       4,551
   Directors' fees.........................................................       6,056       13,220       5,724
   Legal fees..............................................................       1,341        2,876       1,317
   Miscellaneous fees......................................................       3,337        6,609       3,362
   Printing and postage fees...............................................       5,998       21,726       6,597
   Registration fees.......................................................      24,836       22,757      22,211
   Shareholder services fees...............................................      29,303       67,595      27,964
   Taxes other than income taxes...........................................       1,950        4,425       1,950
                                                                            -----------  -----------  ----------
       Total Expenses......................................................     297,177      535,908     381,875
                                                                            -----------  -----------  ----------
          Net Investment Income (Loss).....................................      93,047    3,657,630    (147,531)
                                                                            -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss) on investments.................................   1,791,767   (2,112,253)  1,445,975
   Net increase (decrease) in unrealized appreciation on investments.......  (3,805,053)  12,566,278     620,968
                                                                            -----------  -----------  ----------
   Net gain (loss) on investments..........................................  (2,013,286)  10,454,025   2,066,943
                                                                            -----------  -----------  ----------
       Net increase (decrease) in net assets resulting from operations..... $(1,920,239) $14,111,655  $1,919,412
                                                                            ===========  ===========  ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                       SGF
                                                                           --------------------------
                                                                           6 Months Ended  Year Ended
                                                                              6/30/02*      12/31/01
                                                                           -------------- -----------
OPERATIONS:
  Net investment income...................................................  $    93,047   $   376,271
  Net realized gain (loss) on investments.................................    1,791,767     2,573,449
  Net increase (decrease) in unrealized appreciation of investments.......   (3,805,053)    1,364,270
                                                                            -----------   -----------
  Net increase (decrease) in net assets resulting from operations.........   (1,920,239)    4,313,990
                                                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.00 and $0.26 per share, respectively,
   for SGF, $0.96 and $1.39 per share, respectively, for SMDS)............           --      (378,176)
  From realized gains on investments ($0.00 and $2.75 per share, respectively, for SGF, $0.00 and $0.00 per share, respectively, for
   SMDS)..................................................................           --    (3,979,283)
  Distributions in excess of net investment income ($0.00 and $0.00 per share, respectively, for SGF, $0.00 and $0.53 per share, respectively,
   for SMDS)..............................................................           --            --
CAPITAL SHARE TRANSACTIONS:/2/                                                  444,697     1,996,085
                                                                            -----------   -----------
  Total increase (decrease) in net assets.................................   (1,475,542)    1,952,616
NET ASSETS:
  Beginning of period.....................................................   49,203,685    47,251,069
                                                                            -----------   -----------
  End of period (including undistributed net investment income of
   $93,047 and $0, respectively, for SGF, and $50,666 and $0,
   respectively, for SMDS)................................................  $47,728,143   $49,203,685
                                                                            ===========   ===========

                                                                                      SSCV
                                                                           --------------------------
                                                                           6 Months Ended  Year Ended
                                                                              6/30/02*      12/31/01
                                                                           -------------- -----------
OPERATIONS:
  Net investment income (loss)............................................  $  (147,531)  $  (176,223)
  Net realized gain on investments........................................    1,445,975       459,521
  Net increase in unrealized appreciation of investments..................      620,968     4,032,962
                                                                            -----------   -----------
  Net increase in net assets resulting from operations....................    1,919,412     4,316,260
                                                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments ($0.00 and $0.52 per share,
   respectively, for SSCV)................................................           --      (902,507)
CAPITAL SHARE TRANSACTIONS:/2/                                                4,828,055     1,315,741
                                                                            -----------   -----------
  Total increase in net assets............................................    6,747,467     4,729,494
NET ASSETS:
  Beginning of period.....................................................   44,329,631    39,600,137
                                                                            -----------   -----------
  End of period (including undistributed net investment income (loss) of
   ($147,531) and $0, respectively, for SSCV).............................  $51,077,098   $44,329,631
                                                                            ===========   ===========

                                                                                      SMDS
                                                                           --------------------------
                                                                           6 Months Ended  Year Ended
                                                                              6/30/02*      12/31/01
                                                                           -------------- -----------
OPERATIONS:
  Net investment income...................................................  $  3,657,630  $ 4,470,364
  Net realized gain (loss) on investments.................................    (2,112,253)   5,848,158
  Net increase (decrease) in unrealized appreciation of investments.......    12,566,278    3,025,768
                                                                            ------------  -----------
  Net increase (decrease) in net assets resulting from operations.........    14,111,655   13,344,290
                                                                            ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.00 and $0.26 per share, respectively,
   for SGF, $0.96 and $1.39 per share, respectively, for SMDS)............    (3,289,651)  (4,470,364)
  From realized gains on investments ($0.00 and $2.75 per share, respectively, for SGF, $0.00 and $0.00 per share, respectively, for
   SMDS)..................................................................            --           --
  Distributions in excess of net investment income ($0.00 and $0.00 per share, respectively, for SGF, $0.00 and $0.53 per share, respectively,
   for SMDS)..............................................................            --   (1,696,203)
CAPITAL SHARE TRANSACTIONS:/2/                                                30,373,369   22,301,766
                                                                            ------------  -----------
  Total increase (decrease) in net assets.................................    41,195,373   29,479,489
NET ASSETS:
  Beginning of period.....................................................    89,708,676   60,229,187
                                                                            ------------  -----------
  End of period (including undistributed net investment income of
   $93,047 and $0, respectively, for SGF, and $50,666 and $0, respectively, for SMDS)................................................  $130,904,049  $89,708,676
                                                                            ============  ===========






OPERATIONS:
  Net investment income (loss)............................................
  Net realized gain on investments........................................
  Net increase in unrealized appreciation of investments..................

  Net increase in net assets resulting from operations....................

DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments ($0.00 and $0.52 per share, respectively, for SSCV)................................................
CAPITAL SHARE TRANSACTIONS:/2/

  Total increase in net assets............................................
NET ASSETS:
  Beginning of period.....................................................

  End of period (including undistributed net investment income (loss) of
   ($147,531) and $0, respectively, for SSCV).............................

--------
*Unaudited


                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------


/2/Asummary of capital share transactions follows:

                                                                        SGF
                                                 -------------------------------------------------
                                                 6 Months Ended 6/30/02*     Year Ended 12/31/01
                                                 -----------------------  ------------------------
                                                   Shares       Value       Shares        Value
                                                 ---------  ------------  ----------  ------------
Shares issued...................................   231,696  $  7,767,004     277,643  $  9,575,290
Shares reinvested from net investment income and
  capital gains distributions...................        --            --     120,513     3,902,384
                                                 ---------  ------------  ----------  ------------
                                                   231,696     7,767,004     398,156    13,477,674
Shares redeemed.................................  (216,291)   (7,322,307)   (347,685)  (11,481,589)
                                                 ---------  ------------  ----------  ------------
   Net increase.................................    15,405  $    444,697      50,471  $  1,996,085
                                                 =========  ============  ==========  ============

                                                                        SMDS
                                                 -------------------------------------------------
                                                 6 Months Ended 6/30/02*     Year Ended 12/31/01
                                                 -----------------------  ------------------------
                                                   Shares       Value       Shares        Value
                                                 ---------  ------------  ----------  ------------
Shares issued................................... 1,681,459  $ 47,931,627   3,943,487  $104,644,489
Shares reinvested from net investment income....    89,785     2,519,238     161,143     4,170,441
                                                 ---------  ------------  ----------  ------------
                                                 1,771,244    50,450,865   4,104,630   108,814,930
Shares redeemed.................................  (710,952)  (20,077,496) (3,320,210)  (86,513,164)
                                                 ---------  ------------  ----------  ------------
   Net increase................................. 1,060,292  $ 30,373,369     784,420  $ 22,301,766
                                                 =========  ============  ==========  ============

                                                                        SSCV
                                                 -------------------------------------------------
                                                 6 Months Ended 6/30/02*     Year Ended 12/31/01
                                                 -----------------------  ------------------------
                                                   Shares       Value       Shares        Value
                                                 ---------  ------------  ----------  ------------
Shares issued...................................   226,263  $  6,019,403     215,380  $  5,168,163
Shares reinvested from net investment income and
  capital gains distributions...................        --            --      31,967       756,350
                                                 ---------  ------------  ----------  ------------
                                                   226,263     6,019,403     247,347     5,924,513
Shares redeemed.................................   (45,172)   (1,191,348)   (193,207)   (4,608,772)
                                                 ---------  ------------  ----------  ------------
   Net increase.................................   181,091  $  4,828,055      54,140  $  1,315,741
                                                 =========  ============  ==========  ============

--------
*Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (unaudited)


Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund's net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

    B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

    C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $8,639,000 of which $1,697,000 expires in 2002, $4,332,000 expires in 2003, $775,000 expires in 2005 and $1,835,000 expires in 2007.

--------------------------------------------------------------------------------
June 30, 2002 (unaudited)



    D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

    E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

See Note 4. For tax character of distributions paid.

Note 2. - During the six months ended June 30, 2002, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF--$186,197; SMDS--$331,756; SSCV--$276,305. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is 1/-0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2002 caused the advisory fee to increase by $98,783.

--------------------------------------------------------------------------------
June 30, 2002 (unaudited)



Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds' custodian and PFPC Distributors, Inc. serves as the Funds' principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 2002 were as follows:

                                   SGF        SMDS        SSCV
                                ---------- ----------- ----------
              Cost of purchases $6,705,620 $54,767,906 $7,864,235
              Proceeds of sales  5,434,590  21,329,962  3,709,358

Note 4. - Distribution to Shareholders

The tax character of distributions paid during 2001 was as follows:

                                         SGF        SMDS      SSCV
                                      ---------- ---------- --------
                                         2001       2001      2001
                                      ---------- ---------- --------
           Distributions paid from:
              Ordinary Income........ $  378,176 $6,166,567 $     --
              Long-term capital gain.  3,979,283         --  902,507
                                      ---------- ---------- --------
                                       4,357,459  6,166,567  902,507
              Return of capital......         --         --       --
                                      ---------- ---------- --------
                                      $4,357,459 $6,166,567 $902,507
                                      ========== ========== ========

The tax character of distributions paid during the year ending December 31, 2002, will be reported in the Funds' December 31, 2002 Annual Report.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                 6 Months             Years Ended December 31,
                                                  Ended     --------------------------------------------
                                                 6/30/02*     2001     2000     1999      1998     1997
                                               --------     -------  -------  -------   -------  -------
Net Asset Value, Beginning of Period.......... $ 32.81      $ 32.61  $ 29.23  $ 34.07   $ 33.39  $ 27.00
                                               -------      -------  -------  -------   -------  -------
    Income From Investment Operations
    Net investment income.....................   0.061        0.260    0.321    0.416     0.570    0.550
    Net gains (losses) on securities
     (both realized and unrealized)...........  (1.371)       2.950    5.829   (3.516)    3.130    8.900
                                               -------      -------  -------  -------   -------  -------
       Total from investment operations.......  (1.310)       3.210    6.150   (3.100)    3.700    9.450
                                               -------      -------  -------  -------   -------  -------
    Less Distributions
    Dividends (from net investment income)....      --       (0.260)  (0.330)  (0.410)   (0.590)  (0.540)
    Distributions (from capital gains)........      --       (2.750)  (2.440)  (1.330)   (2.430)  (2.520)
                                               -------      -------  -------  -------   -------  -------
       Total distributions....................      --       (3.010)  (2.770)  (1.740)   (3.020)  (3.060)
                                               -------      -------  -------  -------   -------  -------
Net Asset Value, End of Period................ $ 31.50      $ 32.81  $ 32.61  $ 29.23   $ 34.07  $ 33.39
                                               =======      =======  =======  =======   =======  =======
Total Return..................................   (3.99%)/2/   10.18%   22.05%   (9.29%)   11.46%   36.06%
Ratios/Supplemental Data
    Net assets, end of period (in 000's)...... $47,728      $49,204  $47,251  $43,865   $63,323  $60,177
    Ratio of expenses to average net assets...    1.18%/1/     1.21%    1.24%    1.13%     1.07%    1.11%
    Ratio of net investment income to
     average net assets.......................    0.37%/1/     0.80%    1.13%    1.21%     1.60%    1.87%
    Portfolio turnover rate...................   11.70%/2/    14.27%   49.10%   39.81%    38.02%   34.40%

--------
* Unaudited
/1/ Annualized
/2/ Not Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares



The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                6 Months              Years Ended December 31,
                                 Ended     ----------------------------------------------
                                6/30/02*     2001     2000     1999      1998      1997
                              --------     -------  -------  -------   -------   --------
Net Asset Value,
 Beginning of Period......... $  26.74     $ 23.43  $ 21.28  $ 24.78   $ 30.25   $  27.43
                              --------     -------  -------  -------   -------   --------
   Income From
     Investment
     Operations
   Net investment income.....    0.971       1.390    1.450    1.550     1.650      1.540
   Net gains (losses) on
     securities (both
     realized and
     unrealized).............    2.899       3.840    2.620   (3.010)   (5.070)     3.200
                              --------     -------  -------  -------   -------   --------
      Total from
        investment
        operations...........    3.870       5.230    4.070   (1.460)   (3.420)     4.740
                              --------     -------  -------  -------   -------   --------
   Less Distributions
   Dividends (from net
     investment income)......   (0.960)     (1.390)  (1.450)  (1.550)   (1.650)    (1.540)
   Distributions (in
     excess of net
     investment income)......       --      (0.530)  (0.200)      --    (0.400)        --
   Return of capital.........       --          --   (0.270)  (0.490)       --     (0.380)
                              --------     -------  -------  -------   -------   --------
      Total distributions....   (0.960)     (1.920)  (1.920)  (2.040)   (2.050)    (1.920)
                              --------     -------  -------  -------   -------   --------
Net Asset Value, End of
 Period...................... $  29.65     $ 26.74  $ 23.43  $ 21.28   $ 24.78   $  30.25
                              ========     =======  =======  =======   =======   ========
Total Return.................    14.74%/2/   22.98%   20.10%   (6.25%)  (11.75%)    18.09%
Ratios/Supplemental Data
   Net assets, end of
     period (in 000's)....... $130,904     $89,709  $60,229  $59,413   $79,936   $101,956
   Ratio of expenses to
     average net assets......     0.99%/1/    1.09%    1.20%    1.09%     1.02%      1.02%
   Ratio of net
     investment income
     to
     average net assets......     6.78%/1/    7.80%    8.77%    6.61%     5.95%      5.48%
   Portfolio turnover
     rate....................    20.93%/2/   71.16%   25.54%   13.94%    18.89%     42.47%

--------
*   Unaudited
/1/ Annualized
/2/ Not Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                  6 Months              Years Ended December 31,
                                                   Ended     ----------------------------------------------
                                                  6/30/02*     2001      2000     1999      1998    1997/3/
                                                --------     -------   -------  -------   -------   -------
Net Asset Value, Beginning of Period........... $ 25.30      $ 23.32   $ 19.44  $ 20.11   $ 22.47   $ 16.79
                                                -------      -------   -------  -------   -------   -------
    Income from Investment Operations
    Net investment income......................  (0.076)          --     0.242    0.278     0.170     0.210
    Net gains (losses) on securities
     (both realized and unrealized)............   1.196        2.500     4.348   (0.678)   (2.310)    6.800
                                                -------      -------   -------  -------   -------   -------
       Total from investment operations........   1.120        2.500     4.590   (0.400)   (2.140)    7.010
                                                -------      -------   -------  -------   -------   -------
    Less Distributions
    Dividends (from net investment income).....      --           --    (0.250)  (0.270)   (0.180)   (0.200)
    Distributions (from capital gains).........      --       (0.520)   (0.440)      --    (0.040)   (1.130)
    Return of capital..........................      --           --    (0.020)      --        --        --
                                                -------      -------   -------  -------   -------   -------
       Total distributions.....................      --       (0.520)   (0.710)  (0.270)   (0.220)   (1.330)
                                                -------      -------   -------  -------   -------   -------
Net Asset Value, End of Period................. $ 26.42      $ 25.30   $ 23.32  $ 19.44   $ 20.11   $ 22.47
                                                =======      =======   =======  =======   =======   =======
Total Return...................................    4.43%/2/    10.89%    23.91%   (1.98%)   (9.58%)   42.37%
Ratios/Supplemental Data
    Net assets, end of period (in 000's)....... $51,077      $44,330   $39,600  $36,054   $42,789   $39,377
    Ratio of expenses to average net assets....    1.59%/1/     1.74%     0.98%    1.08%     1.56%     1.62%
    Ratio of net investment income (loss) to
     average net assets........................   (0.62)%/1/   (0.44)%    1.15%    1.29%     0.80%     1.09%
    Portfolio turnover rate....................    8.32%/2/    38.16%    53.21%   43.44%    35.74%    26.27%

--------
* Unaudited
/1/ Annualized
/2/ Not Annualized
/3/ Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective that should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

--------------------------------------------------------------------------------



General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number
1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 or 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767

Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA
                                  19406-0903.
Date of first use, August 2002. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS
Lynne M. Cannon
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Henry A. Rentschler
Merritt N. Rhoad, Jr.
Richard W. Stevens
James W. Stratton

OFFICERS
James W. Stratton
Chairman
Stratton Mutual Funds President
Stratton Small-Cap Value Fund

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
Vice President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Treasurer

Michelle A. Whalen
Assistant Secretary & Treasurer

INVESTMENT ADVISOR
Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT
PFPC Inc.
211 South Gulph Road, P.O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600, 1-800-472-4266

CUSTODIAN BANK
PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153


Visit the Stratton Mutual Funds web
site at http://www.strattonmgt.com

STRATTON
MUTUAL FUNDS

Stability . Strategy . Success